EXHIBIT 13.1

Certification of Chief Executive Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

I, John G. Robertson, President and Chief Executive Officer of Linux Gold Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.
The Amended Annual Report on Form 20-F/A of Linux Gold Corp. for the year ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Linux Gold Corp.

Richmond, BC, Canada

by: /s/ John G. Robertson

April 14, 2005

John G. Robertson
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Linux Gold Corp. and will be retained by Linux Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.